Exhibit 99.4

THIS IS NOT A LETTER OF ACCEPTANCE AND TRANSMITTAL

NOTICE OF GUARANTEED DELIVERY

for Deposit of Common Shares

(together with associated rights under the shareholder rights plan) of

VIRTEK VISION INTERNATIONAL INC.

pursuant to the Offer to Purchase dated June 27, 2008 made by

STOCKERYALE WATERLOO ACQUISITION INC.

a wholly-owned subsidiary of

STOCKERYALE, INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 p.m. (TORONTO TIME)

ON AUGUST 1, 2008 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN (THE “EXPIRY TIME”)

Use this Notice of Guaranteed Delivery if you wish to accept the Offer but your share certificate(s) are not immediately available or you are not able to deliver your share certificate(s) and rights certificate(s), if applicable, along with other required documents to the Depositary at or prior to the Expiry Time.

This Notice of Guaranteed Delivery must be used to accept the offer dated June 27, 2008 (the “Offer”) made by StockerYale Waterloo Acquisition Inc. (the “Offeror”), a wholly-owned subsidiary of StockerYale, Inc., for share certificates and rights certificates, if applicable, representing common shares of Virtek Vision International Inc. (“Virtek”) (the common shares collectively and together, unless the context otherwise requires, with associated rights (the “SRP Rights”) issued and outstanding under the shareholder rights plan of Virtek, the “Common Shares”) only if certificates representing the Common Shares to be deposited are not immediately available or if the holder of Common Shares (the “Shareholder”) is not able to deliver the certificates and all other required documents to Computershare Investor Services Inc. (the “Depositary”) at or prior to the Expiry Time. This Notice of Guaranteed Delivery may be delivered by hand, mailed or transmitted by facsimile transmission to the Toronto office of the Depositary set out below.

The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used and not defined in this Notice of Guaranteed Delivery which are defined in the Offer to Purchase and the take-over bid circular accompanying and forming a part of the Offer to Purchase (the “Circular”) dated June 27, 2008 shall have the respective meanings set out in the Offer to Purchase and Circular.

The Depositary, the Information Agent or your broker or other financial advisor can assist you in completing this Notice of Guaranteed Delivery (see back page of this Notice of Guaranteed Delivery for addresses and telephone numbers). Persons whose Common Shares are registered in the name of a nominee should contact their broker, investment dealer, bank, trust company or other nominee if they wish to accept the Offer.

WHEN AND HOW TO USE THIS NOTICE OF GUARANTEED DELIVERY

If a Shareholder wishes to deposit Common Shares pursuant to the Offer and (i) the certificate(s) representing the Common Shares are not immediately available, or (ii) the Shareholder is not able to deliver the certificate(s) and all other required documents to the Depositary at or prior to the Expiry Time, those Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution;

(b)	this Notice of Guaranteed Delivery or a manually signed facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified below, is received by the Depositary at the address specified above, at or prior to the Expiry Time;

(c)	the certificate(s) representing deposited Common Shares in proper form for transfer and, if the Separation Time has occurred before the Expiry Time and Rights Certificates have been distributed to Shareholders before the Expiry Time, the Rights Certificate(s) representing the deposited SRP Rights, together with a Letter of Acceptance and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed as required by the Instructions set out in the Letter of Acceptance and Transmittal (including signature guarantee if required) and all other documents required thereby, are received by the Depositary at its office in Toronto, Ontario as specified below on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time; and

(d)	in the case of SRP Rights where the Separation Time has occurred before the Expiry Time but Rights Certificates have not been distributed to Shareholders before the Expiry Time, the Rights Certificate(s) representing the deposited SRP Rights, together with a Letter of Acceptance and Transmittal (or a manually signed facsimile thereof), properly completed and executed as required by the instructions set out in the Letter of Acceptance and Transmittal (including signature guarantee if required) and all other documents required thereby, are received by the Depositary at its office in Toronto, Ontario as specified in the Notice of Guaranteed Delivery on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after Rights Certificates are distributed to Shareholders.

The undersigned understands and acknowledges that payment for Common Shares deposited and taken up by the Offeror will be made only after timely receipt by the Depositary of such Common Shares and a Letter of Acceptance and Transmittal or a manually signed facsimile thereof, properly completed and duly executed (with any signatures guaranteed if so required), and all other documents required by the Letter of Acceptance and Transmittal; the Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary receive from the undersigned, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) representing SRP Rights equal in number to the Common Shares deposited by the undersigned. The undersigned also understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary to persons depositing Common Shares on the purchase price of Common Shares purchased by the Offeror, regardless of any delay in making such payment, and that the consideration for the Common Shares tendered pursuant to the guaranteed delivery procedures will be the same as that for the Common Shares delivered to the Depositary before the Expiry Time, even if the Common Shares and SRP Rights, if applicable, to be delivered pursuant to the guaranteed delivery procedures are not so delivered to the Depositary, and therefore payment by the Depositary on account of such Common Shares is not made, until after the take-up and payment for the Common Shares under the Offer.

All authority conferred, or agreed to be conferred, by this Notice of Guaranteed Delivery may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

TO:	STOCKERYALE WATERLOO ACQUISITION INC.

AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as Depositary

By Mail:	By Registered Mail, by Hand or by Courier:	By Facsimile Transmission:

P.O. Box 7021 31 Adelaide Street East Toronto, Ontario M5C 3H2	100 University Avenue 9th Floor Toronto, Ontario M5J 2Y1	(905) 771-4082

THIS NOTICE OF GUARANTEED DELIVERY MUST BE DELIVERED BY HAND OR COURIER OR TRANSMITTED BY FACSIMILE OR MAILED TO THE DEPOSITARY AT ITS OFFICE IN TORONTO, ONTARIO LISTED IN THIS NOTICE OF GUARANTEED DELIVERY AND MUST INCLUDE A GUARANTEE BY AN ELIGIBLE INSTITUTION IN THE FORM SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES ON THE LETTER OF ACCEPTANCE AND TRANSMITTAL. IF A SIGNATURE ON THE LETTER OF ACCEPTANCE AND TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE IN THE LETTER OF ACCEPTANCE AND TRANSMITTAL.

DO NOT SEND CERTIFICATES REPRESENTING VIRTEK COMMON SHARES OR SRP RIGHTS WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR COMMON SHARES OR SRP RIGHTS MUST BE SENT WITH YOUR LETTER OF ACCEPTANCE AND TRANSMITTAL.

The undersigned hereby deposits with the Offeror, upon the terms and subject to the conditions set forth in the Offer, the Circular and the Letter of Acceptance and Transmittal, receipt of which is hereby acknowledged, the Common Shares, including SRP Rights, described below, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance – Procedure for Guaranteed Delivery” and Instruction 2 to the Letter of Acceptance and Transmittal.

VIRTEK COMMON SHARES (Please print or type. If the space is insufficient, please attach a list in the below form.)

Certificate Number(s) (if available)	Name(s) and Address(es) of Shareholder(s) in Which Common Shares Registered (please fill in exactly as name(s) appear(s) on Certificate(s))	Number of Common Shares Represented by Certificate	Number of Common Shares Deposited*

TOTAL:

SRP RIGHTS** (Please print or type. If the space is insufficient, please attach a list in the below form.)

Certificate Number(s) (if available)	Name(s) and Address(es) of Shareholder(s) in Which SRP Rights Registered (please fill in exactly as name(s) appear(s) on Certificate(s))	Number of SRP Rights Represented by Certificate	Number of SRP Rights Deposited*

TOTAL:

* Unless otherwise indicated, all Common Shares and SRP Rights evidenced by any certificate(s) delivered will be deemed to have been deposited under the Offer.

** The following procedures must be followed in order to effect the valid delivery of certificates representing SRP Rights (“Rights Certificates”): (i) if the Separation Time has not occurred before the Expiry Time, a deposit of Common Shares by the undersigned will also constitute a deposit of the associated SRP Rights; (ii) if the Separation Time occurs before the Expiry Time and Rights Certificates have been distributed by Virtek and received by the undersigned prior to the time the undersigned deposits Common Shares under the Offer, Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited must be delivered to the Depositary with the certificates for the Common Shares; and (iii) if the Separation Time occurs before the Expiry Time and Rights Certificates are not distributed by the time that the undersigned deposits its Common Shares under the Offer, the undersigned may deposit its SRP Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure described below. See Instruction 2. Note that in any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing SRP Rights equal in number to the number of Common Shares deposited under the offer to the Depositary on or before the third trading day on the Toronto Stock Exchange (the “TSX”) after the date, if any, that Rights Certificates are distributed. The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time that the Depositary receives from the undersigned, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) representing SRP Rights equal in number to the Common Shares deposited by the undersigned.

SHAREHOLDER SIGNATURES

Name:	Signature:

Date:	Bus. Telephone:

Home Telephone:

Email:

Address:

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP) (an “Eligible Institution”) hereby guarantees delivery to the Depositary (at any of the offices listed above) of the certificate(s) representing the Common Shares deposited hereby, in proper form for transfer with a properly completed and duly executed Letter of Acceptance and Transmittal or manually signed facsimile thereof, and all other documents required by the Letter of Acceptance and Transmittal, (a) all on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time or (b) if the Separation Time has occurred but Rights Certificate(s) representing the SRP Rights have not been distributed to the Shareholder prior to the Expiry Time, on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Rights Certificate(s) are distributed to Shareholders.

Name of Firm:	Authorized Signature:

Address of Firm:	Name:
Title:
Telephone No.:	Date:

To:	the Depositary, Computershare Investor Services Inc.

By Mail:

P.O. Box 7021

31 Adelaide St. E.

Toronto, Ontario

M5C 3H2

By Registered Mail, Hand or Courier:

100 University Avenue

9th Floor

Toronto, Ontario

M5J 2Y1

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

By Facsimile Transmission

Fax: (905) 771-4082

Any questions and requests for assistance may be directed by securityholders of Virtek to the Depositary or the Information Agent at their respective telephone numbers and locations set out above. You may also contact your broker, dealer, bank or trust company or other nominee for assistance.